EXHIBIT 24

                                                 FORM 10-K

                                     POWER OF ATTORNEY
                                      ------------------------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, WARD M. MILLER, JR. and MARTIN H. MICHAEL and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K of Avon Products, Inc. and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney as of March 7, 1996.

Signature                                                       Title
- - --------------------------------              -----------------------------

                                            Chairman of the Board and Chief
/s/James E. Preston                         Executive Officer - Principal
_______________                          Executive Officer and Director
James E. Preston


/s/Edward J. Robinson                    President, Chief Operating
______________________            Officer and Director
Edward J. Robinson


                                                      Senior Vice President,
/s/Edwina D. Woodbury                 Chief Financial Officer -
______________________            Principal Financial Officer
Edwina D. Woodbury

Signature                                               Title
- - -------------------------                    -------------------------



                                                      Vice President,
/s/ Michael Mathieson                    Controller - Principal
______________________            Accounting Officer
Michael Mathieson


/s/Brenda Barnes
______________________            Director
Brenda Barnes


______________________            Director
Richard S. Barton


______________________            Director
Daniel B. Burke


/s/ Remedios Diaz Oliver
______________________            Director
Remedios Diaz Oliver


/s/Edward T. Fogarty
______________________            Director
Edward T. Fogarty


______________________            Director
Stanley C. Gault


/s/ George V. Grune
______________________            Director
George V. Grune

Signature                                               Title
- - -------------------------                    -------------------------



______________________             Director
Charles S. Locke

/s/ Ann S. Moore
______________________             Director
Ann S. Moore

/s/ Joseph A. Rice
______________________              Director
Joseph A. Rice

/s/ Cecily C. Selby
______________________              Director
Cecily C. Selby